                                                                     EXHIBIT 1.1



                             DOWNEY FINANCIAL CORP.
                             UNDERWRITING AGREEMENT

                             6 1/2% NOTES DUE 2014

                                                                   June 16, 2004

Downey Financial Corp.
3501 Jamboree Road
Newport Beach, California  92660

Ladies and Gentlemen:

        Credit Suisse First Boston LLC and J.P. Morgan Securities Inc. (the "Representatives") are acting on behalf of the underwriters (including ourselves) named below (such underwriters being herein called the "Underwriters"), and we understand that Downey Financial Corp., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters $200,000,000 aggregate principal amount of its 6 1/2% Notes due 2014 (the "Offered Securities") to be issued pursuant to the provisions of an Indenture dated as of November 15, 2000, as amended and supplemented by the First Supplemental Indenture thereto to be dated as of the Closing Date (as so amended and supplemented, the "Indenture"), each between the Company and the Wilmington Trust Company, as trustee (the "Trustee").

        On the basis of the representations and warranties, and subject to the terms and conditions, set forth and incorporated by reference herein, the Company hereby agrees to sell to the several Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, the respective principal amount of Offered Securities set forth opposite their names below, at a purchase price equal to 99.130% of the principal amount of such Offered Securities (the "Purchase Price").

                                                              PRINCIPAL
                                                              AMOUNT OF
                                                               OFFERED
                                                              SECURITIES
                   UNDERWRITER                             TO BE PURCHASED
                                                           ---------------
Credit Suisse First Boston LLC........................       $80,000,000
J. P. Morgan Securities Inc ..........................        80,000,000
NBC Capital Markets Group, Inc........................        20,000,000
Fox-Pitt, Kelton Inc..................................        10,000,000
Friedman, Billings, Ramsey & Co., Inc.................        10,000,000
                                                            ------------
                       TOTAL                                $200,000,000
                                                            ============

        The Underwriters will pay for the Offered Securities in funds immediately available in New York City against delivery thereof for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Offered Securities to the Underwriters duly paid by the Company, at the offices of Sidley Austin Brown & Wood LLP, 555 California Street, San Francisco, California 94104 at 9:00 a.m. (New York City time) on June 23, 2004, or at such other time on the same or such other date, not later than June 30, 2004, as shall be designated in writing by the Representatives. The time and date of such payment and delivery are hereinafter referred to as the "Closing Date."

        The Offered Securities shall have the terms set forth in the Prospectus dated December 1, 2000 (the "Base Prospectus") and the Prospectus Supplement dated June 16, 2004 (the "Prospectus Supplement") relating to the Offered Securities, including the following:

Initial Public Offering Price:            99.780% of the principal amount, plus
                                          accrued and unpaid interest, if any,
                                          from June 23, 2004

Underwriting Discounts and Commissions:   0.650% of the principal amount

Form:                                     Book-entry

Maturity Date:                            July 1, 2014

Interest Rate:                            6 1/2% per annum, accruing from June
                                          23, 2004

Interest Payment Dates:                   January 1 and July 1 of each year,
                                          commencing January 1, 2005

Optional Redemption:                      The Offered Securities will be subject
                                          to redemption at the option of the
                                          Company, at any time in whole or from
                                          time to time in part, at the
                                          redemption prices described in the
                                          preliminary prospectus supplement
                                          dated June 14, 2004 relating to the
                                          Offered Securities under the caption
                                          "Description of the Notes--Optional
                                          Redemption"; provided that the number
                                          of basis points to be used in
                                          computing the redemption price as set
                                          forth in clause (b) of the first
                                          paragraph under such caption shall be
                                          30 basis points.

        Except as set forth below, all provisions contained in the document dated June 16, 2004 entitled "Downey Financial Corp. Underwriting Agreement Standard Provisions" (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part hereof to the same extent as if such provisions had been set forth in full herein, except that if any term defined in the Standard Provisions is also defined herein, the definition set forth herein shall control.

                            [SIGNATURE PAGE FOLLOWS]

        Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                      Very truly yours,

                                      CREDIT SUISSE FIRST BOSTON LLC
                                      J.P. MORGAN SECURITIES INC.
                                      Acting severally on behalf of themselves and the several Underwriters named herein.

                                      By Credit Suisse First Boston LLC



                                      By: /s/ SHARON HARRISON
                                         ---------------------------------------
                                         Name: Sharon Harrison
                                         Title: Director


                                      By J.P. Morgan Securities Inc.



                                      By: /s/ ROBERT BOTTAMEDI
                                          --------------------------------------
                                          Name: Robert Bottamedi
                                          Title: Vice President


Accepted:

DOWNEY FINANCIAL CORP.



By: /s/ THOMAS E. PRINCE
   ----------------------------------
   Name: Thomas E. Prince
   Title: Executive Vice President and
          Chief Financial Officer

                             DOWNEY FINANCIAL CORP.

                   UNDERWRITING AGREEMENT STANDARD PROVISIONS
                                  June 16, 2004


        Downey Financial Corp., a Delaware corporation (the "Company"), may enter into an underwriting agreement that provides for the sale of designated debt securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in such underwriting agreement (the "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as "this Agreement," and any reference to the date of this Agreement shall mean the date of the Underwriting Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

        As used in this Agreement, the term "Operative Instruments" means the Indenture, this Agreement and the Offered Securities.

        The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-50416) under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Offered Securities. Such registration statement, as amended (if applicable) at the time it became effective, is hereinafter referred to as the "Registration Statement"; and the Base Prospectus and the Prospectus Supplement, each in form first used to confirm sales of the Offered Securities, are hereinafter referred to, collectively, as the "Prospectus." The term "preliminary prospectus" means any preliminary prospectus supplement, together with the related prospectus, relating to the Offered Securities. As used herein, the terms "Registration Statement," "Prospectus" and "preliminary prospectus" shall include in each case the documents incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein with respect to the Registration Statement or the Prospectus shall include all documents deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be, that are filed subsequent to the effective date of the Registration Statement or subsequent to the date of the Prospectus Supplement, respectively, by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Company has filed or files an abbreviated registration statement to register additional Offered Securities pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then each reference in this Agreement to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

        1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

        (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission. The Company meets the requirements for the use of Form S-3 under the Securities Act.

        (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, as of its effective date, as of each subsequent date that the Company filed an Annual Report on Form 10-K (or any amendment thereto) with the Commission and as of the date of each post-effective amendment thereto (if any), did not and, as of the date of any subsequent amendment thereto, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement, as of its effective date, complied and the Prospectus complies and, as amended or supplemented, if applicable, the Registration Statement and the Prospectus will comply, when filed with the Commission, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus, as of the date of the Prospectus Supplement, does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information concerning any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein or (B) to those parts of the Registration Statement that constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of any trustee.

        (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the Company has the corporate power and authority to enter into the Operative Instruments and to perform and comply with its obligations thereunder.

        (d) Downey Savings and Loan Association, F.A., a federally chartered savings association (the "Association"), has been duly organized and is validly existing as a federal savings association in good standing under the laws of the United States of America, and each other subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation; each subsidiary of the Company has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned of record, directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities or claims, except that all of the issued and outstanding capital securities of Downey Financial Capital Trust I, a statutory business trust created under the Business Trust Act of the State of Delaware (the "Trust"), are not owned by the Company. For purposes of this Agreement, all references to any "subsidiary" or "subsidiaries" of the Company shall include, without limitation, the Trust and the Association.

        (e) The Company is duly registered as a savings and loan holding company under Section 10 of the Home Owners' Loan Act of 1933, as amended ("HOLA").

        (f) All shares of the issued and outstanding capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

        (g) The Association is a federally chartered savings association duly organized in stock form and a member in good standing of the Federal Home Loan Bank of San Francisco (the "FHLBSF") and the deposit accounts of the Association are insured by the Savings Association Insurance Fund (the "SAIF") of the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent provided by the Federal Deposit Insurance Act, as amended (the "FDIA"), and the rules and regulations of the FDIC thereunder.

        (h) This Agreement has been duly authorized, executed and delivered by the Company.

        (i) The Indenture has been qualified under the Trust Indenture Act; the Indenture has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and (assuming that the Indenture has been duly executed by the Trustee) will be a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

        (j) The Offered Securities have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and, when authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

        (k) The Offered Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

        (l) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Operative Instruments do not and will not contravene any provision of applicable law, the articles of incorporation or by-laws of the Company or, except for violations that individually or in the aggregate would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the issuance or sale of the Offered Securities or the application of the net proceeds therefrom as described in the Prospectus Supplement under "Use of Proceeds" or for the performance by the Company of its obligations under any Operative Instrument, (i) except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities by the Underwriters or (ii) except to the extent that the failure to so obtain would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries, taken as a whole.

        (m) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto effected subsequent to the date of the Underwriting Agreement).

        (n) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus or any of the documents incorporated or deemed to be incorporated by reference therein that are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or any of the documents incorporated or deemed to be incorporated by reference therein or to be filed or incorporated by reference as exhibits to the Registration Statement or any of the documents incorporated or deemed to be incorporated by reference therein that are not described, filed or incorporated as required.

        (o) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

        (p) The Company is not and, after giving effect to the issuance and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined under the Investment Company Act of 1940, as amended.

        (q) The Company and each of its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

        (r) There are no contracts, agreements or understandings between the Company and any other person, granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Offered Securities registered pursuant to the Registration Statement.

        (s) The financial statements and the related notes thereto included or incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of their operations and the consolidated changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement or any amendment or supplement thereto present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

        (t) There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

        (u) The Offered Securities rank senior in right of payment to the outstanding 10% junior subordinated debentures of the Company.

        2. Public Offering. The Company is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after this Agreement has been entered into as in the Representatives' judgment is advisable. The terms of the public offering of the Offered Securities are set forth in the Underwriting Agreement.

        3. Purchase and Delivery. Except as otherwise provided in this Section 3, payment for the Offered Securities shall be made to the Company, in immediately available funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Representatives for the respective accounts of the several Underwriters of the Offered Securities registered in such names and in such denominations or amounts, as the case may be, as the Representatives shall request in writing not less than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Offered Securities to the Underwriters duly paid by the Company.

        4. Conditions to Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the following conditions:

        (a) If a post-effective amendment to the Registration Statement is required to be filed under the Securities Act, such post-effective amendment shall have become effective, and the Representatives shall have received notice thereof, not later than 5:00 p.m., New York City time, on the date of the Underwriting Agreement; if applicable, the Rule 462 Registration Statement shall have become effective by 10:00 a.m. New York City time on the business day following the date of the Underwriting Agreement; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 5(b) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

        (b) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date,

                  (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Offered Securities or any other securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of the Underwriting Agreement) that, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus; and

        (c) the Representatives shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company,

                  (i) to the effect set forth in Section 4(b)(i) hereof; and

                  (ii) to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

        The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

        (d) The Representatives shall have received on the Closing Date an opinion of Manatt, Phelps & Phillips, LLP, counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit A.

        (e) The Underwriters shall have received on the Closing Date an opinion of Gary F. Torrell, Esq., Executive Vice President, General Counsel and Corporate Secretary of the Company, dated the Closing Date, to the effect set forth in Exhibit B.

        (f) The Representatives shall have received on the Closing Date an opinion of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Indenture and the Offered Securities and such other matters as the Underwriters may reasonably request.

        The opinions described in Sections 4(d) and 4(e) hereof shall be rendered to the Underwriters at the request of the Company and shall so state therein.

        (g) The Representatives shall have received on the date of this Agreement and on the Closing Date a letter, dated the date of this Agreement and the Closing Date, respectively, in form and substance satisfactory to the Representatives, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date of this Agreement.

        5. Covenants of the Company. In further consideration of the agreements of the Underwriters contained herein, the Company, covenants with each Underwriter as follows:

        (a) To furnish the Representatives, without charge, 5 signed copies of the Registration Statement (including exhibits and, upon request, documents incorporated therein by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but, upon request, including documents incorporated therein by reference) and to furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of the Underwriting Agreement and during the period mentioned in Section 5(c) hereof, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

        (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file or use any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

        (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the

Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the Company's own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Offered Securities may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law.

        (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the Representatives shall reasonably request; provided, however, the Company shall not be required to (i) qualify as a foreign corporation in any such jurisdiction where it would not otherwise be required to so qualify or (ii) consent to service of process under the laws of such jurisdiction.

        (e) To make generally available to the security holders of the Company and to the Representatives as soon as practicable an earnings statement covering a twelve-month period beginning on the first day of the first full fiscal quarter after the date of the Underwriting Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earnings statement shall be made available not later than 60 days after the close of the period covered thereby and in all other cases shall be made available not later than 40 days after the close of the period covered thereby. The Company shall have complied with this requirement if it shall have filed all reports required under the Exchange Act on a timely basis.

        (f) During the period beginning on and including the date of the Underwriting Agreement and continuing to and including the Closing Date, not to
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any debt securities of the Company or any debt securities, capital securities or trust preferred securities of any subsidiary of the Company, or any securities convertible into or exchangeable or exercisable for any debt securities of the Company or any debt securities, capital securities or trust preferred securities of any subsidiary of the Company or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any debt securities of the Company or any debt securities, capital securities or trust preferred securities of any subsidiary of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities of the Company or any other entity, any other securities, in cash or otherwise, in each case, without the prior written consent of the Representatives on behalf of the Underwriters; provided that the restrictions set forth in this paragraph shall not apply to the issuance of Offered Securities to the Underwriters.

        (g) Whether or not any sale of Offered Securities is consummated, the Company will pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance, transfer and delivery of the Offered Securities, including any transfer or other taxes payable thereon, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Offered Securities under securities or Blue Sky laws in accordance with the provisions of Section 5(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith, (v) the reasonable fees and disbursements of counsel to the Underwriters (not to exceed $20,000) and all filing fees incurred in connection with the review and qualification of the offering of the Offered Securities by the National Association of Securities Dealers, Inc., if any, (vi) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vii) any fees charged by rating agencies for the rating of the Offered Securities, (viii) all fees and expenses of the Trustee, including fees and disbursements of its counsel, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 6. It is understood, however, that except as provided in this Section, Section 6 entitled "Indemnity and Contribution," and the last paragraph of Section 8 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Offered Securities by them and any advertising expenses connected with any offers they may make.

        6. Indemnity and Contribution.

        (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

        (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company by such Underwriter in writing through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

        (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to Section 6(b), and by the Company, in the case of parties indemnified pursuant to Section 6(a). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, such indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 40 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 20 days prior to the date of such settlement and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement, provided, however, that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party (1) reimburses such indemnified party in accordance with such request at least two days prior to the date of settlement to the extent it determines in good faith such fees and expenses of counsel to be reasonable and (2) provides written notice within 10 days after receipt of the request for reimbursement to the indemnified party substantiating the unpaid balance to be unreasonable. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

        (d) To the extent the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Securities or (ii) if the allocation provided by clause 6(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amounts of Offered Securities purchased by each of such Underwriters and not joint.

        (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

        (f) The indemnity and contribution provisions contained in this Section 6 and the representations, warranties and other statements of the Company set forth in this Agreement will remain operative and in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any

Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

        7. Termination. This Agreement shall be subject to termination by notice given by the Representatives to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to delivery of the Offered Securities to the Underwriters on the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company or any of its subsidiaries shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (a)(iv), such event, singly or together with any other such event, makes it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus.

        8. Defaulting Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Offered Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate principal amount of Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Offered Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 8 by an amount in excess of one-ninth of such principal amount of Offered Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate principal amount of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Offered Securities to be purchased, and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case that does not result in termination, either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        If (i) this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or (ii) for any reason the Company shall be unable to perform its obligations under this Agreement, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement and the offering of the Offered Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 5(g) and 6 hereof.

        9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        10. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

        11. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

        12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives at J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: High Grade Syndicate Desk - 8th Floor, Facsimile: (212) 834-6081 and Credit Suisse First Boston LLC, 11 Madison Avenue, New York, New York 10010, Attention: Transaction Advisory Group,
Facsimile: (212) 325-8278. Notices to the Company shall be given to it at 3501 Jamboree Road, Newport Beach, California, 92660, Attention: General Counsel,
Facsimile: (949) 854-8162, or if different, to the address set forth in the Underwriting Agreement.

                                                                       EXHIBIT A


                    Opinion of Manatt, Phelps & Phillips LLP

        (a) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the Company has the corporate power and authority to enter into the Operative Instruments and to perform and comply with its obligations thereunder. For purposes of this opinion, all references to any "subsidiary" or "subsidiaries" of the Company shall include, without limitation, the Trust and the Association.

        (b) The Association has been duly organized and is validly existing as a federal savings association in good standing under the laws of the United States of America and has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all of the issued and outstanding shares of capital stock of the Association have been duly and validly authorized and issued, are fully paid and non-assessable and are owned of record, directly or indirectly, by the Company, free and clear, to the best of our knowledge, of all liens, encumbrances, equities or claims.

        (c) The Company is duly registered as a savings and loan holding company under Section 10 of the HOLA.

        (d) The Association is a federally chartered savings association duly organized in stock form and is a member of the FHLBSF and the deposit accounts of the Association are insured by the SAIF to the fullest extent provided by the FDIA and the rules and regulations of the FDIC thereunder.

        (e) The Underwriting Agreement has been duly authorized, executed and delivered by the Company. (Such opinion shall define the Underwriting Agreement to include the Standard Provisions.)

        (f) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

        (g) The Offered Securities have been duly authorized and executed by the Company and, when authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the provisions of the Underwriting Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

        (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Operative Instruments do not and will not contravene any provision of Applicable Law or the certificate of incorporation or by-laws of the Company or, to the best of our knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of our knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the issuance or sale of the Offered Securities or the application of the net proceeds therefrom as described in the Prospectus Supplement under "Use of Proceeds" or for the performance by the Company of its obligations under any Operative Instruments, except such as (i) have been obtained under the Securities Act and the Trust Indenture Act or (ii) may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities by the Underwriters. As used in this paragraph, the term "Applicable Law" means (x) the Delaware General Corporation Law and the federal securities and banking laws of the United States of America and (y) such other laws of the State of California and the State of New York and such other federal laws of the United States of America which (solely in the case of this clause (y)) in the experience of such counsel are normally applicable to transactions of the type contemplated by this Agreement; provided that the term "Applicable Law" shall not include the securities or Blue Sky laws of the various states.

        (i) The statements (i) in the Prospectus under the captions "Prospectus Supplement Summary--The Offering," "Risk Factors--We are a holding company and our ability to service our debt, including the notes depends upon cash provided to us by our primary subsidiary, the Bank," "Risk Factors--The notes will be effectively subordinated to the liabilities of our subsidiaries and to our secured indebtedness," "Description of the Notes," "Description of the Senior and Subordinated Debt Securities," and "Certain United States Federal Income Tax Consequences," (ii) in the Registration Statement in Item 15, and (iii) in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 under the captions "Business--Regulation," and "Business--Taxation," in each case insofar as such statements constitute summaries of the legal matters, Operative Instruments and other documents and proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

        (j) The Company is not and, after giving effect to the issuance and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, the Company will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

        (k) The Registration Statement and the Prospectus (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein and any trustee's statement of eligibility on Form T-1 (a "Form T-1"), as to which we have not been called upon to express any opinion), as of their respective effective or issue dates, as the case may be, each complied as to form in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

        (l) Each document filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which we have not been called upon to express an opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder.

        In addition, Manatt, Phelps & Phillips LLP shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, and representatives of the Underwriters and counsel to the Underwriters at which the contents of the Registration Statement and the Prospectus (in each case including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3) and related matters were discussed and, although Manatt, Phelps & Phillips LLP is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof, except as stated in paragraph (i) above, on the basis of the foregoing, nothing has come to the attention of Manatt, Phelps & Phillips LLP that has led such counsel to believe that the Registration Statement, at the time it became effective or at the time that the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 was filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement or as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no belief with respect to the financial statements and schedules and other financial and statistical data contained in or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus or any Form T-1.

        In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       EXHIBIT B


                        Opinion of Gary F. Torrell, Esq.

        (a) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all of the issued and outstanding shares of capital stock, or other equity securities, as the case may be, of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for the capital securities of the Trust) are owned of record, directly or indirectly, by the Company, free and clear, to the best of my knowledge, of all liens, encumbrances, equities or claims;

        (b) after due inquiry, I do not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus or any of the documents incorporated or deemed to be incorporated by reference therein that are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or any of the documents incorporated or deemed to be incorporated by reference therein or to be filed or incorporated by reference as exhibits to the Registration Statement or any of the documents incorporated or deemed to be incorporated by reference therein that are not described or filed as required;

        (c) the Company and its subsidiaries (A) are in compliance with all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

        (d) all issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and

        (e) the statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 under the caption "Item 3.--Legal Proceedings" and in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 under the caption "Item 1.--Legal Proceedings," in each case, insofar as such statements constitute summaries of the legal matters and other documents and proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

        In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, and representatives of the Underwriters and counsel to the Underwriters at which the contents of the Registration Statement and the Prospectus (in each case including the documents incorporated and deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3) and related matters were discussed and, although he is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof (except as set forth in paragraph (e) above), on the basis of the foregoing, nothing has come to his attention that has led him to believe that the Registration Statement, at the time it became effective or at the time that the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 was filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement or as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no belief with respect to the financial statements and schedules and other financial and statistical data contained in or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus or any trustee's statement of eligibility on Form T-1.

        In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent he deems proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).



                                      B-2